MANAGERS TRUST II

MANAGERS BALANCED FUND

Supplement dated December 19, 2006 to the Prospectus dated May 1, 2006

(as supplemented September 18, 2006, July 7, 2006, August 14, 2006 and December 8, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers Balanced Fund (the “Balanced Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2006 (as supplemented September 18, 2006, July 7, 2006, August 14, 2006 and December 8, 2006).

At a meeting held on December 8, 2006, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Balanced Fund between Loomis, Sayles & Company, L.P. (“Loomis”) and the Balanced Fund’s investment manager, Managers Investment Group LLC (“Managers”). Therefore, effective December 21, 2006, Loomis will no longer be a subadvisor to the Balanced Fund, and the entire Balanced Fund, including the fixed income portion formerly managed by Loomis, will be managed by Chicago Equity Partners, LLC (“CEP”), the Balanced Fund’s other subadvisor. Affiliated Managers Group, Inc. (“AMG”) is currently expected to acquire a majority interest in CEP by the end of 2006. Managers is an indirect, wholly-owned subsidiary of AMG.

Effective December 21, 2006, the Prospectus is hereby amended as follows:

Under “Summary of the Funds-Managers Balanced Fund,” all references to Loomis shall be deleted and all references to the subadvisors to the Balanced Fund shall refer only to CEP. Additionally, the section titled “Portfolio Management of the Fund” under “Summary of the Funds-Managers Balanced Fund” is deleted and replaced with the following:

Chicago Equity Partners, LLC (“CEP”) has served as the Subadvisor to the equity portion of the Fund since December 2000 and as Subadvisor to the fixed-income portion of the Fund since December 2006. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $10.4 billion in assets under management as of December 31, 2005. CEP utilizes a team approach to manage the Fund.

David C. Coughenour, David R. Johnsen, Robert H. Kramer, Martin Morris and James Palermo are the senior members of the equity team and are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Coughenour is a founder of CEP, and serves as Chief Investment Officer – Equities and Portfolio Manager. Mr. Johnsen, founder, Managing Director and Analyst of CEP, serves as the firm’s analyst for the technology hardware and consumer staples sectors. Mr. Kramer, founder, Managing Director, Portfolio Manager and Analyst of CEP, oversees the quantitative research, trading and technology groups and is the primary analyst for the healthcare sector. Mr. Morris, Director, Portfolio Manager and Analyst, is responsible for the consumer discretionary sector. Mr. Palermo, Director, Portfolio Manager and Analyst, is responsible for the financials sector at CEP.

Michael J. Millhouse, Michael J. Budd and Curt A. Mitchell are the senior members of the fixed income team and are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund. Mr. Millhouse serves as Managing Director, Chief Investment Officer – Fixed Income and Portfolio Manager. Prior to joining CEP in 2004, Mr. Millhouse served as Chief Investment Officer and Portfolio Manager for the Core Bond Group of Loomis, Sayles & Company, L.P. from 1993 to 2004. Mr. Budd serves as a Director, Portfolio Manager and Analyst, and focuses on the mortgage, asset-backed and agency sectors of the fixed income market. Mr. Mitchell serves as Director, Portfolio Manager and Analyst, and focuses on the corporate bond sector of the fixed income market Prior to joining CEP in 2004, Mr. Mitchell served as Vice President and Senior Portfolio Manager at Loomis, Sayles & Company, L.P. from 1996 to 2004.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP. A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and CEP is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

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MANAGERS TRUST II

MANAGERS BALANCED FUND

Supplement dated December 19, 2006

to the Statement of Additional Information dated May 1, 2006

(as supplemented September 18, 2006, August 14, 2006 and December 8, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers Balanced Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Statement of Additional Information (“SAI”) dated May 1, 2006 (as supplemented September 18, 2006, August 14, 2006 and December 8, 2006).

At a meeting held on December 8, 2006, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Balanced Fund between Loomis, Sayles & Company, L.P. (“Loomis”) and the Balanced Fund’s investment manager, Managers Investment Group LLC (“Managers”). Therefore, effective December 21, 2006, Loomis will no longer be a subadvisor to the Balanced Fund, and the entire Balanced Fund, including the fixed income portion formerly managed by Loomis, will be managed by Chicago Equity Partners, LLC (“CEP”), the Balanced Fund’s other subadvisor. Affiliated Managers Group, Inc. (“AMG”) is currently expected to acquire a majority interest in CEP by the end of 2006. Managers is an indirect, wholly-owned subsidiary of AMG.

Effective December 21, 2006, all references to Loomis as a Subadvisor to the Balanced Fund in the sections of the SAI titled “Management of the Funds” and “Portfolio Managers of the Funds” and in Appendix A shall be deleted. All references to the subadvisors to the Balanced Fund shall refer only to CEP. Additionally, the following is hereby added to the section of the SAI titled “Portfolio Managers of the Funds-Managers Balanced Fund”:

Portfolio Manager: Michael Millhouse (as of 9/30/2006)

Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$829.8	0	$0

Portfolio Manager: Michael Budd (as of 9/30/2006)

Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$829.8	0	$0

Portfolio Manager: Curt Mitchell (as of 9/30/2006)

Type of Account	Number Of Accounts Managed*	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$829.8	0	$0

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE